OPERATING AGREEMENT

                                       OF

                                GEL TECH, L.L.C.

                                TABLE OF CONTENTS

ARTICLE I:  FORMATION, NAME, PURPOSES, DEFINITIONS.............................1
         1.1        FORMATION..................................................1
         1.2        TREATMENT AS PARTNERSHIP...................................1
         1.3        NAME.......................................................1
         1.4        REGISTERED OFFICE..........................................1
         1.5        PURPOSE AND POWERS.........................................1
         1.6        AGENT FOR SERVICE OF PROCESS...............................1
         1.7        TERM.......................................................2
         1.8        DEFINITIONS................................................2

ARTICLE II:  CAPITAL CONTRIBUTIONS.............................................4
         2.1        INITIAL CAPITAL CONTRIBUTION...............................4
         2.2        ADDITIONAL CAPITAL CONTRIBUTIONS...........................4
         2.3        MEMBER LOANS...............................................4
         2.4        USE OF CAPITAL CONTRIBUTIONS...............................5
         2.5        WITHDRAWAL OF CONTRIBUTIONS................................5
         2.6        INCLUSION OF AN ASSIGNEE...................................5

ARTICLE III:  MANAGEMENT.......................................................5
         3.1        MANAGEMENT BY MANAGERS.....................................5
         3.2        INITIAL MANAGERS, NUMBER, TENURE. AND QUALIFICATIONS.......5
         3.3        AUTHORITY TO BIND THE COMPANY..............................5
         3.4        MANAGEMENT POWERS AND RESPONSIBILITIES.....................6
         3.5        CERTAIN ACTIONS REQUIRING UNANIMOUS MANAGER CONSENT........7
         3.6        AFFIRMATIVE MANAGER RESPONSIBILITIES.......................8
         3.7        MANAGERS HAVE NO EXCLUSIVE DUTY TO COMPANY.................8
         3.8        EXCULPATION OF A MANAGER...................................9
         3.9        INDEMNIFICATION OF MANAGERS; INSURANCE.....................9
         3.10       RESIGNATION................................................9
         3.11       REMOVAL....................................................9
         3.12       VACANCIES..................................................9
         3.13       SALARY AND EXPENSES........................................9
         3.14       RECORDS....................................................9
         3.15       FISCAL YEAR AND ACCOUNTING.   ............................10
         3.16       FINANCIAL STATEMENTS......................................10
         3.17       PREPARATION OF INCOME TAX RETURNS.........................11
`        3.18       TAX ELECTIONS.............................................11
         3.19       TAX CONTROVERSIES.........................................11
         3.20       AUDIT.....................................................11

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ARTICLE IV: RIGHTS AND OBLIGATIONS OF MEMBERS.................................12
         4.1        LIMITATION OF LIABILITY...................................12
         4.2        REIMBURSEMENTS. ..........................................12
         4.3        ACCESS TO COMPANY RECORDS.................................12
         4.4        LIMITATION ON BANKRUPTCY PROCEEDINGS......................12
         4.5        PROHIBITION ON CREATION OF SECURITY INTEREST..............12
         4.6        NON - COMPETE COVENANT ...................................12
         4.7        OPERATIONAL FUNCTIONS.....................................12
         4.8        REASONABLE COMPENSATION...................................12

ARTICLE V:  MEETINGS OF MEMBERS...............................................12
         5.1        REGULAR MEETINGS..........................................12
         5.2        SPECIAL MEETINGS..........................................12
         5.3        PLACE OF MEETINGS.........................................13
         5.4        MEETINGS BY TELEPHONE.....................................13
         5.5        NOTICE OF MEETINGS OF MEMBERS.............................13

ARTICLE VI:  DISTRIBUTIONS PRIOR TO LIQUIDATION...............................13
         6.1        DISTRIBUTIONS OF NET AVAILABLE CASH FLOW..................13
         6.2        DISTRIBUTIONS IN LIQUIDATION..............................13
         6.3        AMOUNTS WITHHELD..........................................14
         6.4        INCLUSION OF AN ASSIGNEE..................................14

ARTICLE VII:  ALLOCATION OF PROFITS AND LOSSES................................14
         7.1        PROFITS AND LOSSES........................................14
         7.2        TAX ALLOCATIONS...........................................14
         7.3        INCLUSION OF AN ASSIGNEE..................................15

ARTICLE VIII:  ADMISSIONS AND WITHDRAWALS.....................................15
         8.1        ADMISSION OF MEMBER.......................................15
         8.2        EXPULSION OF MEMBER.......................................15
         8.3        RIGHT TO WITHDRAW.........................................15
         8.4        RIGHTS OF WITHDRAWN MEMBER................................15
         8.5        DISTRIBUTION UPON WITHDRAWAL..............................16

ARTICLE IX:  RESTRICTIONS ON TRANSFERABILITY..................................17
         9.1        RESTRICTION ON TRANSFERS..................................17
         9.2        GUM TECH'S OPTION TO ACQUIRE BDT'S INTEREST. .............17
         9.3        RIGHTS OF ASSIGNEE........................................17

ARTICLE X:  DISSOLUTION AND TERMINATION.......................................18
         10.1       DISSOLUTION...............................................18
         10.2       NOTICE OF WINDING UP......................................18
         10.3       LIQUIDATION, WINDING UP AND DISTRIBUTION OF ASSETS........18

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         10.4       DEFICIT CAPITAL ACCOUNTS..................................19
         10.5       ARTICLES OF TERMINATION...................................19
         10.6       RETURN OF CONTRIBUTION NON-RECOURSE TO OTHER MEMBERS......19
         10.7       IN KIND DISTRIBUTIONS.....................................19
         10.8       INCLUSION OF AN ASSIGNEE..................................20

ARTICLE XI:   ARBITRATION.....................................................20
         11.1       BINDING ARBITRATION.......................................20
         11.2       ARBITRATION PANEL.........................................20
         11.3       SERVICE OF PROCESS........................................20
         11.4       FORM OF AWARD.............................................20
         11.5       ATTORNEYS' FEES AND COSTS.................................20
         11.6       ENTRY AND REVIEW OF AWARD.................................20

ARTICLE XII:  MISCELLANEOUS PROVISIONS........................................20
         12.1       NOTICES...................................................20
         12.2       APPLICATION OF ARIZONA LAW................................21
         12.3       WAIVER OF ACTION FOR PARTITION............................21
         12.4       AMENDMENTS................................................21
         12.5       EXECUTION OF ADDITIONAL INSTRUMENTS.......................21
         12.6       HEADINGS..................................................21
         12.7       SEVERABILITY..............................................21
         12.8       CREDITORS AND OTHER THIRD PARTIES.........................21
         12.9       COUNTERPARTS. ............................................21
         12.10      ENTIRE AGREEMENT..........................................21

EXHIBIT A.....................................................................23

EXHIBIT B.....................................................................24

EXHIBIT C.....................................................................25

EXHIBIT D.....................................................................26

EXHIBIT E.....................................................................27

EXHIBIT F.....................................................................28

APPENDIX A

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                               OPERATING AGREEMENT
                                       OF
                                GEL TECH, L.L.C.

          THIS OPERATING AGREEMENT (this "Agreement") is made and entered into as of May 6, 1999 and will be effective as of the Effective Date, by and among the "Managers" as identified in Exhibit A to this Agreement and Gum Tech International Inc. ("Gum Tech"), a Utah corporation, and BioDelivery Technologies, Inc. ("BDT"), a California corporation (Gum Tech and BDT together, the "Members").

          For the consideration of their mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

                ARTICLE I: FORMATION, NAME, PURPOSES, DEFINITIONS

          1.1 FORMATION. The Members hereby have formed a limited liability company (the "Company") pursuant to the Arizona Limited Liability Company Act (the "Act") that will be effective as of the Effective Date. The Members agree to execute and acknowledge any and all certificates and instruments and do all filing, recording, and other acts as may be appropriate to comply with the requirements of the Act relating to the operation and maintenance of the Company in accordance with the terms of this Agreement.

          1.2 TREATMENT AS PARTNERSHIP. The Members intend that the Company will be operated in a manner consistent with its treatment as a partnership for federal and state income tax purposes. No Member shall take any action inconsistent with the express intent of the parties hereto.

          1.3 NAME. The name of the Company is "Gel Tech, L.L.C."

          1.4 REGISTERED OFFICE. The Company's registered office will be located at 246 E. Watkins Street, Phoenix, Arizona 85004, for the purpose of maintaining the records required to be maintained under the Act, or at such other location as a Majority of the Managers shall determine.

          1.5 PURPOSE AND POWERS. The general purpose of the Company is to develop, market, and sell cold remedies utilizing zinc-based nasal gels and other cold remedies based on nasal gels. In addition, the general purpose of the Company includes the developing, marketing, and selling of other nasal gels as may be agreed upon by the Members. The Company may exercise all powers reasonable or necessary to pursue this general purpose. The Company will have all of the powers permitted by law.

          1.6 AGENT FOR SERVICE OF PROCESS. The name and business address of the Company's initial agent for service of process is CT Corporation System, 3225 N. Central Avenue, Phoenix, Arizona 85012. A Majority of the Managers may remove and replace the Company's agent for service of process at any time.

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          1.7 TERM.  The Company shall  commence upon the filing of its Articles of Organization and shall expire on December 31, 2024 or such other later date established by amendment to the Company's Articles of Organization, unless sooner terminated under the provisions of Article X hereof or in accordance with the Act.

          1.8 DEFINITIONS. Appendix A hereof sets forth the definitions of certain terms relating to the maintenance of Capital Accounts and accounting rules. The following terms, which are used generally throughout this Agreement, shall have the following meanings:

                 "ACT" means the Arizona Limited Liability Company Act, Chapter 4 of Title 29, Arizona Revised Statutes.

                 "AGGREGATE DISTRIBUTIONS" means the sum of all distributions received by each Member in the current and all prior Fiscal Years.

                 "AGREEMENT" means this agreement including all exhibits and appendixes attached hereto, as amended from time to time.

                 "CAPITAL ACCOUNT" has the meaning set forth in Section A.1 of Appendix A hereto.

                 "CAPITAL CONTRIBUTION" means the contribution to the capital of the Company in cash, property, or services by a Member whenever made. "INITIAL CAPITAL CONTRIBUTION" means the initial contributions to the capital of the Company made pursuant to Section 2.1 of this Agreement. "ADDITIONAL CAPITAL CONTRIBUTIONS" means the contributions made pursuant to Section 2.2 of this Agreement.

                 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                 "COMPANY" means "Gel Tech, L.L.C." or any other name selected by the Members.

                 "EFFECTIVE DATE" means January 27, 1999, the day the Articles of Organization for the Company were filed with the Arizona Corporation Commission.

                 "FISCAL YEAR" means the Company's fiscal year, which will be a calendar year.

                 "INTEREST" in the Company means the economic rights of a Member
(and his, her or its permitted assignees and successors) to share in distributions of cash and other property from the Company pursuant to the Act and this Agreement, together with his, her or its distributive share of the Company's net income or loss for federal and state income taxes.

                 "MAJORITY-IN-INTEREST" means Members owning in the aggregate more than half of the combined Percentage Interests held by all the Members.

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                 "MAJORITY  OF  THE  MANAGERS"  means  more  than  half  of  the
Managers.

                 "MANAGER" means the Persons as set forth in Exhibit A to this Agreement or any other Person that becomes a manager pursuant to this Agreement.

                 "MEMBER" means each Person identified in the first paragraph of this Agreement as a Member and any other Person who acquires an Interest in the Company and executes a counterpart of this Agreement as a Member unless and until that Person becomes a Withdrawn Member.

                 "NET AVAILABLE CASH FLOW" means, for any period, the Company's gross cash receipts derived from any source including, but not limited to, gross receipts from sales and licensing of the Products (excluding only the proceeds from the Sale of all or substantially all of the Company's assets), less the portion thereof used to pay or establish reasonable reserves for all Company expenses, debt and interest payments, asset acquisitions, capital improvements, expansions, repairs, replacements, contingencies, and any other proper cash expenditure of the Company as reasonably determined by a Majority of the Managers. "Net Available Cash Flow" will not be reduced by depreciation, amortization, cost recovery deductions or similar allowances. "Net Available Cash Flow" may not exceed the amount by which the fair value of the assets of the Company exceeds all liabilities of the Company, other than interest or principal due with respect to member loans, to be determined in accordance with
Section 29-706 of the Act.

                 "OFFICER" means those Persons as set forth in Exhibit F to this Agreement or any other Person who becomes an officer pursuant to this Agreement.

                 "PERCENTAGE INTEREST" means the percentage interests in the Profits and Losses of the Company. The initial Percentage Interests of each Member are set forth on Exhibit B attached hereto.

                 "PERSON" means any individual and any legal entity.

                 "PRIME RATE" means the prime rate of interest in the "money rate" section of the Wall Street Journal from time to time.

                 "PRODUCTS" mean the cold remedy known as "Zicam" and any other cold remedies based on nasal gels as set forth and described in Section 2.1, together with other health related products which the Company subsequently develops or licenses, as may be agreed upon by the Members.

                 "PROFITS AND LOSSES" have the meaning set forth in Section A.1 of Appendix A hereto, except as otherwise provided in this Agreement.

                 "REIMBURSABLE EXPENSES" mean direct, out-of-pocket expenses incurred and paid by the Members, net of any revenue or advances received, before the date of this Agreement, in

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connection with the development of any Product up to the date of this Agreement, as set forth in Exhibit D.

                 "REGULATIONS" mean the Treasury Regulations issued by the Treasury Department under the Code.

                 "SALE" means the transfer, exchange, or other disposition of any assets (excluding the sale of inventory in the normal course of business) of the Company to any Person who is not a Member.

                 "WITHDRAWAL EVENT" means those events and circumstances listed in Section 29-733 of the Act.

                 "WITHDRAWN MEMBER" means a Member following the occurrence of a Withdrawal Event with respect to that Member.


                        ARTICLE II: CAPITAL CONTRIBUTIONS

          2.1 INITIAL CAPITAL CONTRIBUTION. Gum Tech will contribute $3,500,000 in cash to the Company within five business days of the closing of a private placement by Gum Tech of at least $5,000,000 in gross proceeds. In addition, as of the date of this Agreement, both Gum Tech and BDT shall contribute to the Company all intellectual property rights in cold remedies based on nasal gels associated with the patent applications listed in Exhibit C, in the United States and all foreign countries, together with the right of priority under the International Convention for the Protection of Industrial Property, Inter-American Convention Relating to Patents, Designs and Industrial Models, and any other international agreements to which the United States adheres, and shall include a like interest in and to any improvements and applications for patents based thereon, growing out of or relating to cold remedies based on nasal gels, and Gum Tech and BDT shall provide all reasonable assistance and execute any relevant papers for the full protection and title in and to the technology hereby transferred. Both Gum Tech and BDT shall also contribute all rights that they may own with respect to the trademarks and service marks listed in Exhibit C and applications for registration thereof, together with the goodwill of the business symbolized by said trademarks and service marks and said applications to register said trademarks and service marks, to the Company.

          2.2 ADDITIONAL CAPITAL CONTRIBUTIONS. If a Majority of the Managers including at least one Manager designated by Gum Tech and one Manager designated by Bio Delivery Technologies reasonably determines at any time that the Company requires additional Capital Contributions in order to pay the obligations and expenses of the Company or otherwise to accomplish the Company's purposes, the Managers shall give written notice to each of the Members of the amount(s) and date(s) on which such additional contributions are required. The Members' respective shares of each additional contribution required in such notice will be in proportion to their relative Percentage Interests on the date of such notice unless otherwise unanimously agreed to by the Managers. Unless otherwise unanimously agreed to by the Managers, the relative Percentage Interests of the Members as of the

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date of this Agreement will not be changed as a result of any additional Capital
Contributions jointly made by the Members. On or before each due date specified in such notice, each Member shall contribute to the capital of the Company its relative share of the total amount to be contributed on that date.

          2.3 MEMBER LOANS. Subject to the restrictions provided in Section 3.4(b), the Company may borrow additional funds from any Member. Unless a Majority of the Managers not designated by the Member making the loan agrees otherwise, the interest rate payable with respect to such loans may not exceed the Prime Rate plus one (1) percentage point and the terms of such loan may not be less than one year.

          2.4 USE OF CAPITAL CONTRIBUTIONS. All Capital Contributions must be spent in furtherance of the business of the Company. Pending the use of Capital Contributions in Company operations, Capital Contributions may not be commingled with the funds of any other Person or entity, except that the funds may be deposited in an account in the name of the Company in such bank or other financial institution as a Majority of the Managers may deem appropriate.

          2.5 WITHDRAWAL OF CONTRIBUTIONS. No Member may withdraw or demand the return of all or any part of his, her or its Capital Contributions except as agreed in writing by a Majority of the Managers not designated by the Member attempting to withdraw or demanding the return of all or any part of its Capital Contribution.

          2.6 INCLUSION OF AN ASSIGNEE. For purposes of this Article II, the term "Member" shall include an assignee.


                             ARTICLE III: MANAGEMENT

          3.1 MANAGEMENT BY MANAGERS. The business and affairs of the Company will be managed exclusively by its designated Managers. The Managers will direct, manage, and control the business of the Company to the best of their abilities and have full and complete authority, power, and discretion to make any and all decisions and to do any and all things that the Managers deem to be reasonably required to accomplish the business and objectives of the Company in performing their duties under this Agreement. The Managers must act in good faith and in a manner that the Managers reasonably believe to be in the best interests of the Company and its Members.

          3.2 INITIAL MANAGERS, NUMBER, TENURE. AND QUALIFICATIONS. The initial Managers shall consist of four Persons, two of whom will be designated by Gum Tech in its sole discretion, and two of whom will be designated by BDT in its sole discretion. One additional Manager will be selected by and with the unanimous consent of the initial Managers within 30 days from the date this Agreement is signed and executed. The names of the Managers initially designated by the Members are set forth in Exhibit A. The Company will have five Managers, unless all of the Managers unanimously consent to increase the number of Managers, or unless a Manager dies, resigns, or is

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removed.  Each Manager  will hold office  until the earlier of his,  her, or its death, resignation, or removal. A Manager may be removed only with the consent of the Member or Members that designated such person as a Manager. If any Manager dies, resigns, or is removed, resulting in a vacancy of a Manager position, such vacancy will be filled pursuant to Section 3.12. Managers need not be residents of the State of Arizona or be Members of the Company.

          3.3 AUTHORITY TO BIND THE COMPANY. Unless authorized in writing to do so by this Agreement or by a Majority of the Managers or such other vote as is expressly provided by this Agreement, no Member, agent, or employee of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable for any purpose.

          3.4 MANAGEMENT POWERS AND RESPONSIBILITIES. Without limiting the generality of Section 3.1 hereof, and subject to the provisions of Section 3.5 and any other provision in this Agreement, upon the consent of a Majority of the Managers, the Managers shall have power and authority, on behalf of the Company:

                 (a) To open accounts in the name of the Company with banks and other financial institutions and designate and remove from time to time, at their discretion, all signatories on such bank accounts;

                 (b) To borrow money from banks, other lending institutions, the
Members,  or  affiliates  of the  Members  on such  terms as a  Majority  of the
Managers deems appropriate, and in connection therewith to hypothecate, encumber, and grant security interests in the assets of the Company to secure repayment of the borrowed sums, PROVIDED that any borrowing will require the consent of at least one Manager designated by Gum Tech and at least one Manager designated by BDT. No debt or other obligation may be contracted or liability incurred by or on behalf of the Company except by the Managers;

                 (c) To purchase policies of comprehensive general liability insurance and to purchase such other insurance coverage as a Majority of the Managers shall determine to be necessary or desirable to insure the Members or to protect the Company's assets;

                 (d) To acquire, own or lease real and/or personal property in the name of the Company;

                 (e) To invest any Company funds temporarily in time deposits, short-term governmental obligations, or commercial paper;

                 (f) To execute on behalf of the Company all instruments and documents including, without limitation, checks, drafts, notes and other negotiable instruments, mortgages or deeds of trust, security agreements, financing statements, documents providing for the acquisition, mortgage or disposition of the Company's property, assignments, bills of sale, leases, partnership agreements,

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and any other instruments or documents  necessary,  in the opinion of a Majority of the Managers, to the business of the Company;

                 (g) To employ accountants, managing agents or other experts to perform services for the Company and to compensate them from Company funds;

                 (h) To employ employees to perform services for the Company;

                 (i) To enter into any and all other agreements on behalf of the Company, unless otherwise prohibited by this Agreement, with any other Person for any reason related to the purpose of the Company as set forth in Section 1.5, in such form and on such terms as a Majority of the Managers may approve; and

                 (j) To conduct any clinical trials with respect to the Products including, without limitation, the approval of protocols and individuals selected to conduct such clinical trials, provided that any such approval will require the consent of at least one Manager designated by Gum Tech and at least one Manager designated by BDT.

          3.5 CERTAIN ACTIONS REQUIRING UNANIMOUS MANAGER CONSENT. Notwithstanding any other provision or provisions of this Agreement relating to the authority of the Managers, the following actions may not be taken without the unanimous consent of all Managers:

                 (a) Performing any act that is unrelated to the purpose of the Company as provided in Section 1.5 or that otherwise contravenes any provision of this Agreement;

                 (b) Making an assignment for the benefit of creditors of the Company, filing a voluntary petition in bankruptcy, or appointing a receiver for the Company;

                 (c) Permitting a Member to create a security interest in a Member's Interest or otherwise encumbering a Member's Interest;

                 (d) Paying any Member or affiliate of a Member any commissions, fees or remuneration, other than reasonable compensation for services rendered, unless expressly permitted by the terms of this Agreement;

                 (e) Increasing the number of Managers of the Company;

                 (f) Admitting any Person as a Member;

                 (g) Amending this Agreement in any respect;

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                 (h) Merging the Company with or consolidating  the Company with any other entity, or selling, leasing, or otherwise disposing of any of the assets with the exception of the sale of inventory in the ordinary course of business;

                 (i) Making any investment in any other entity or individual excluding the investment of Company funds temporarily in time deposits, short-tem governmental obligations, or commercial paper;

                 (j) Establishing the overall marketing and advertising strategy relating to the Products;

                 (k) Taking any actions on behalf of the Company involving significant legal matters related to the Products, except that day-to-day decisions implementing the agreed upon legal strategy may be decided by a Majority of the Managers;

                 (l)  Making  any   distributions   to  the  Members  under  the
provisions of Article VI and Article X of this Agreement, except for distributions for the purpose of making payments for applicable federal and state income tax liabilities pursuant to Section 6.1;

                 (m) Appointing, removing and determining the compensation of Officers of the Company (the initial Officers of the Company are set forth in Exhibit F);

                 (n) Making any expenditure individually, or in the aggregate, that is more than $25,000 greater than an amount authorized in the Budget approved under Section 3.6(h); and

                 (o) Making any single expenditure more than $10,000 in the absence of the approval of a Budget under Section 3.6(h).


          3.6 AFFIRMATIVE MANAGER RESPONSIBILITIES. Notwithstanding any other provision or provisions in this Agreement, the Managers shall be required to perform the following functions:

                 (a) Maintain adequate records and books of account;

                 (b) Maintain sufficient insurance customary to the operations carried on by the Company;

                 (c) Comply with all applicable laws and obtain all permits necessary to conduct the Company's business;

                 (d) Comply with the terms of all material agreements entered into by the Company;

                 (e)  Maintain  the  Company's   physical   facilities  in  good
condition and repair;

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                 (f)  Obtain   proprietary   information   and   confidentiality
agreements from each employee;

                 (g) Protect the Company's intellectual property rights; and

                 (h) Prepare and approve a monthly operating budget of the Company with monthly breakdowns of revenues and expenses by category, for each Fiscal Year or quarter (the "Budget"), including an income statement and statement of cash flows. The Budget must be approved by a Majority of the Managers including at least one Manager designated by Gum Tech. Any expenditures that materially deviate from the Budget must be approved by a Majority of the Managers including at least one Manager designated by Gum Tech and one manager designated by BDT.

          3.7 MANAGERS HAVE NO EXCLUSIVE DUTY TO COMPANY. No Manager is required to manage the Company as his, her or its sole and exclusive function and may have other business interests and engage in other activities in addition to those relating to the Company, provided such functions and business interests do not compete with the Company in violation of the non-compete covenant provided in Section 4.6.

          3.8 EXCULPATION OF A MANAGER. Any act or the failure to do any act by any Manager or any stockholder, officer, director or employee of any Manager, the effect of which results in loss or damage to the Company, will not give rise to any liability to the Company or another Manager if done in good faith to promote the best interest of the Company or if done pursuant to advice of independent legal counsel, accountants or other experts selected, engaged or retained by the Company with reasonable care. The preceding sentence will not relieve any person of liability for gross negligence, bad faith, dishonesty or misappropriation of Company assets.

          3.9 INDEMNIFICATION OF MANAGERS AND OFFICERS; INSURANCE. The Company will fully indemnify any Manager or Officer to the same and fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereinafter from time to time permit. The Company will also have the power to purchase and maintain insurance on behalf of a Manager or Officer against any liability asserted against a Manager or Officer and incurred by a Manager or Officer in any such capacity or arising out of his, her or its status as a Manager or Officer, whether or not the Company would have the power to indemnify any Manager or Officer against such liability under the provisions of this Section 3.9 or applicable law.

          3.10 RESIGNATION. Any or all of the Managers may resign at any time by giving written notice to the Members. The resignation of a Manager will take effect upon receipt of notice thereof or at such later time as may be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective. In the event a Manager is also a Member, such resignation will not affect such Manager's rights and liabilities as a Member.

          3.11 REMOVAL. Any or all of the Managers may be removed at any time, with or without cause, with the unanimous consent of all the Members. Any or all of the Managers designated by a

Member may be removed by such Member at any time, with or without cause, without the consent of any other Member.

          3.12 VACANCIES. Subject to the requirements in Section 3.2, if a Manager designated by Gum Tech vacates his, her, or its Manager position for any reason, Gum Tech will designate a new Manager to fill the vacated Manager position. If a Manager designated by BDT vacates his, her, or its Manager position for any reason, BDT shall designate a new Manager to fill the vacated Manager position. In the event a Manager designated jointly by Gum Tech and BDT vacates his, her, or its Manager position, Gum Tech and BDT shall jointly designate a new Manager to fill the vacated Manager position. A Manager designated to fill a position shall hold office until the earlier of his, her or its death, resignation or removal.

          3.13 SALARY AND EXPENSES. Any Manager(s) may receive reasonable compensation for services rendered as determined by the Majority of the Managers which shall include at least one Manager designated by Gum Tech and at least one Manager designated by BDT. Managers also will be entitled to have the Company pay, or be reimbursed by the Company for, reasonable and necessary out-of-pocket expenses incurred by any Manager on behalf of the Company.

          3.14 RECORDS. At the expense of the Company, Gum Tech's accounting personnel will maintain the following records at the Company's registered office:

                 (a) A current list of the full name and last known business, residence, or mailing address of each Member, both past and present;

                 (b) A copy of the Articles of Organization of the Company and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

                 (c) Copies of the Company's currently effective written Operating Agreement and all amendments thereto, copies of any prior written Operating Agreement no longer in effect, and copies of any writings permitted or required with respect to a Member's obligation to contribute cash, property, or services;

                 (d) Copies of the Company's federal, state, and local income tax returns and reports for the three most recent years;

                 (e) Copies of financial statements of the Company, if any, for the three most recent years;

                 (f) Minutes of every annual, special, and court-ordered meeting of the Members; and

                 (g) Any written consents obtained from Members for actions taken by Members without a meeting.

          3.15 FISCAL YEAR AND ACCOUNTING. The Fiscal Year of the Company will be the calendar year. All amounts computed for the purposes of this Agreement and all applicable questions concerning the rights of Members will be determined using generally accepted accounting principles. All decisions as to other accounting matters, except as specifically provided to the contrary herein, will be as recommended by the independent public accountant as set forth in Exhibit E as determined in their reasonable discretion with the consent of a Majority of the Managers including at least one Manager designated by Gum Tech and at least one Manager designated by BDT.

          3.16 FINANCIAL STATEMENTS.

                 (A) ANNUAL REPORTS. Within ninety (90) days after the close of each Fiscal Year, the Company will cause to be furnished to the Members reports containing financial statements of the Company for the Fiscal Year, presented in accordance with generally accepted accounting principles, including a balance sheet, a statement of income, a statement of Members' equity and a statement of cash flows, which financial statements shall be audited at the expense of the Company by an independent public accountant to be selected by a Majority of the Mangers including at least one Manager designated by Gum Tech and at least one Manager designated by BDT. Until otherwise changed by the Members, the independent public accountant agreed upon by the parties to audit the financial statements for each Fiscal Year will be as provided in Exhibit E to this Agreement.

                 (B) QUARTERLY REPORTS. Within forty-five (45) days after the close of each quarter, the Company will cause to be furnished to the Members reports containing financial statements of the Company for the preceding quarter, presented in accordance with generally accepted accounting principles, including a balance sheet, a statement of income, a statement of Members' equity and a statement of cash flows.

                 (C) MONTHLY REPORTS. Within thirty (30) days after the close of each month, the Company will cause to be furnished to the Members reports containing financial statements of the Company for the preceding month, presented in accordance with generally accepted accounting principles, including a balance sheet, a statement of income, a statement of Members' equity and a statement of cash flows.

          3.17 PREPARATION OF INCOME TAX RETURNS. The Company shall arrange for the preparation and timely filing of all returns of Company income, gains, deductions, losses and other items necessary for federal and state income tax purposes and shall cause to be furnished to the Members the tax information reasonably required for federal and state income tax reporting purposes. The classification, realization and recognition of income, gain, losses and deductions and other items, for federal income tax purposes, will be on that method of accounting as recommended by the independent public accountant as set forth in Exhibit F, as determined in their reasonable discretion with the consent of a Majority of the Managers including at least one Manager designated by Gum Tech and at least one Manager designated by BDT.

          3.18 TAX ELECTIONS. The Majority of the Managers may in their reasonable discretion determine whether to make any available elections pursuant to the Code.

          3.19 TAX CONTROVERSIES. Subject to the provisions hereof, Gum Tech is designated the "tax matters partner" (within the meaning of Section 6231 of the Code), and is authorized and required to represent the Company in connection with all examinations of the Company's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional funds for professional services and costs associated therewith. The Members agree to cooperate with the tax matters partner and to do or refrain from doing any or all things reasonably required by the tax matters partner to conduct those proceedings. The tax matters partner agrees to promptly notify the Members upon the receipt of any correspondence from any federal, state or local tax authorities relating to any examination of the Company's affairs. The tax matters partner shall be prohibited from entering into any settlement or arrangement on behalf of the Company with respect to any federal, state or local tax authorities without the express written approval of a Majority of the Managers, which shall include the approval of at least one Manager designated by Gum Tech and at least one Manager designated by BDT.

          3.20 AUDIT. Any Manager may, at his, her or its option and expense, cause an audit to be performed of the Company.


                  ARTICLE IV: RIGHTS AND OBLIGATIONS OF MEMBERS

          4.1 LIMITATION OF LIABILITY. Each Member's liability for the debts and obligations of the Company shall be limited as set forth in Section 29-651 of the Act and other applicable law.

          4.2 REIMBURSEMENTS. Each Member shall be reimbursed its Reimbursable Expenses as set forth in Exhibit D.

          4.3 ACCESS TO COMPANY RECORDS. Upon written request, each Member shall have the right, during ordinary business hours, to inspect and copy the Company's records required to be maintained by Section 3.14 of this Agreement.

          4.4 LIMITATION ON BANKRUPTCY PROCEEDINGS. No Member, without the consent of all the Members, shall file or cause to be filed any action in bankruptcy involving the Company.

          4.5 PROHIBITION ON CREATION OF SECURITY INTEREST. No Member shall grant a security interest in the Member's Interest or otherwise encumber the Member's Interest in any manner except with the unanimous written consent of all the Managers.

          4.6 NON - COMPETE COVENANT. Neither the Members nor any of the Managers nor any of their affiliates may develop, market, or sell cold remedies that utilize zinc-based nasal gels or other cold remedies based on nasal gels other than on behalf and for the benefit of the Company.

          4.7 OPERATIONAL FUNCTIONS. Except as otherwise provided in the Agreement, all Members agree that any Member or an affiliate may be retained to provide services to the Company in exchange for reasonable compensation as set forth in Section 4.8.

          4.8 REASONABLE COMPENSATION. Upon the approval of a Majority of the Managers, which shall include the approval of at least one Manager designated by Gum Tech and at least one Manager designated by BDT, any Member may receive reasonable compensation for services rendered to the Company in connection with the services described in Section 4.7.


                         ARTICLE V: MEETINGS OF MEMBERS

          5.1 REGULAR MEETINGS. There shall be no regular meetings of the Members.

          5.2 SPECIAL MEETINGS. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by a Majority of the Managers or a Majority-In- Interest of the Members. The Managers shall prescribe procedural standards governing matters relating to such meetings, including the requisite notices for such meetings and the necessary quorums for such meetings.

          5.3 PLACE OF MEETINGS. Special meetings will be held at the place designated in the notice of the meeting. If no designation is made, the place of the meeting shall be the principal office or location of the Company in the State of Arizona.

          5.4 MEETINGS BY TELEPHONE. Any Member may participate in a Special Meeting by means of a conference telephone or similar communication equipment.

          5.5 NOTICE OF MEETINGS OF MEMBERS. Written notice stating the place, day, and hour of the Special Meeting and the purpose or purposes for which the meeting is called must be delivered not less than five nor more than thirty days before the date of the meeting, either personally or by mail, by or at the direction of a Majority of the Managers or a Majority-In-Interest of the Members calling the meeting, to each Member entitled to vote at such meeting. Any Member may waive notice of any meeting. The attendance of a Member at any meeting shall constitute a waiver of notice of such meeting except where a Member attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.


                 ARTICLE VI: DISTRIBUTIONS PRIOR TO LIQUIDATION

          6.1 DISTRIBUTIONS OF NET AVAILABLE CASH FLOW. Upon the approval of a Majority of the Managers, the Company shall make minimum distributions of the Company's Net Available Cash Flow in the amount of 40% of estimated taxable income, at such times as are required to pay the

Members' income tax liabilities and estimated taxes, if any, arising by virtue of their ownership of the Interests. Except as otherwise provided in this
Section 6.1, prior to the dissolution of the Company and the commencement of the liquidation of its assets and winding up of its affairs, upon the unanimous consent of all Managers, within 90 days following the end of each fiscal year, the Managers shall determine and distribute the Company's Net Available Cash Flow 60% to Gum Tech and 40% to BDT. In the event Gum Tech fails to make its Initial Capital Contribution of $3,500,000 in cash to the Company as set forth in Section 2.1, the Managers shall determine and distribute the Company's Net Available Cash Flow 50% to Gum Tech and 50% to BDT.

          6.2 DISTRIBUTIONS IN LIQUIDATION. Following the dissolution of the Company and the commencement of winding up and the liquidation of its assets, all distributions to the Members shall be governed by Article X hereof.

          6.3 AMOUNTS WITHHELD. All amounts withheld pursuant to the Code or any provisions of state or local tax law with respect to any payment or distribution to the Members and assignees from the Company shall be treated as amounts distributed to the relevant Member(s) or assignee(s) pursuant to this Section.

          6.4 INCLUSION OF AN ASSIGNEE. For purposes of this Article VI, the term "Member" shall include an assignee.


                  ARTICLE VII: ALLOCATION OF PROFITS AND LOSSES

          7.1 PROFITS AND LOSSES. After making any special allocations required under Sections A.2 or A.3 of Appendix A hereof, the Profits and Losses of the Company for each Fiscal Year shall be allocated among the Members in proportion to their Percentage Interests.

          7.2 TAX ALLOCATIONS.

                 (a) Except as otherwise provided in Section 7.2(b) hereof, for income tax purposes, all items of income, gain, loss, deduction and credit of the Company for any tax period shall be allocated among the Members in accordance with the allocations of Profit and Loss prescribed in this Article VII and Appendix A hereto.

                 (b) In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for federal income tax purposes, be allocated among the Members in accordance with Regulations Section 1.704-3(b) unless another method set forth in Regulations Section 1.704.3(c) or
(d) is elected by all the Members to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Book Value. In the event the Book Value of any Company asset is adjusted pursuant to subsection (b) of the definition of "Book Value" in Section
A.1 of Appendix A hereto, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by a Majority of the Managers, which shall include at least one Manager designated by Gum Tech and at least one Manager designated by BDT, in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 7.2(b) are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses or other items or distributions pursuant to any provision of this Agreement.

                 (c) The Members are aware of the income tax consequences of the allocations made by this Article VII and Appendix A hereto and hereby agree to be bound by the provisions of this Article VII and Appendix A hereto in reporting their distributive shares of the Company's taxable income and loss for income tax purposes.

          7.3 INCLUSION OF AN ASSIGNEE. For purposes of this Article VII, the term "Member" shall include an assignee.


                    ARTICLE VIII: ADMISSIONS AND WITHDRAWALS

          8.1 ADMISSION OF MEMBER. A Person may be admitted as a Member of the Company after the date of formation of the Company with the unanimous consent of all the Managers. Upon admission, the Member shall execute a counterpart of this Agreement. Upon the admission of a new Member, Gum Tech and BDT's respective
Percentage Interests shall remain in proportion to their relative Percentage Interests as of the date of this Agreement, unless otherwise unanimously agreed to by all the Managers.

          8.2 EXPULSION OF MEMBER. Upon any material breach by any Member of any of his, her or its obligations under the terms of this Agreement, which remains uncured for a period of 90 days after written notice thereof from the Company, the Member may be expelled effective upon the delivery, prior to the cure of such breach, of written notice of expulsion signed by a Majority of the Managers.

          8.3 RIGHT TO WITHDRAW. A Member may withdraw from the Company at any time by mailing or delivering a written notice of withdrawal to the other Members at their last known address set forth in the list maintained by the Company. However, if a Member withdraws prior to the termination of this Agreement, the withdrawal will be considered to be a breach of this Agreement. The Company may recover damages for the breach and may offset the damages against any amount otherwise distributable to the withdrawn Member.

          8.4 RIGHTS OF WITHDRAWN MEMBER. Following the death, expulsion, or withdrawal of a Member, the Member (and his, her or its successor, personal representatives and assigns) shall cease to have any rights of a Member except only the right to receive distributions to the same extent as an assignee of the Member's Interest in the Company in accordance with the terms of this Agreement, until such time as the Company is wound up and terminated or a withdrawal distribution is paid pursuant to Section 8.5 hereof.

          8.5 DISTRIBUTION UPON WITHDRAWAL. If, following a Withdrawal Event not involving a transfer or assignment subject to Article IX hereof, an election is made to continue the Company pursuant to Section 10.1(f) hereof, the Interest of a Withdrawn Member in the Company may be liquidated and redeemed in exchange for a withdrawal distribution that has been agreed upon by the Withdrawn Member and a Majority of the Managers. If the amount of the withdrawal distribution has not been agreed upon within 90 days after the Withdrawal Event, then, at the option of the Company, the Interest of the Withdrawn Member may be liquidated by payment of a withdrawal distribution equal to the Withdrawn Member's positive Capital Account Balance as of the date of liquidation, payable in ten equal annual installments or principal, plus interest calculated at the Prime Rate per annum, the first such installment to be paid on the date of liquidation. The amount of such withdrawal distribution shall be reduced by an amount equal to the damages suffered or likely to be suffered by the Company over the remaining term of the Agreement specified in Section 1.7 hereof or in any then current amendment to the Company's Articles of Organization in any case in which the withdrawing member voluntarily withdraws in breach of this Agreement or is expelled pursuant to Section 8.2 hereof. The Members recognize that , if any Member voluntarily withdraws from the Company in breach of this Agreement, it will be impossible to compute with reasonable accuracy the damages that will result over the remaining term of this Agreement to the Company and to the other Members. Consequently, if any Member voluntarily withdraws from the Company in breach of this Agreement, in lieu of any other remedies and as liquidated damages, such withdrawing Member's withdrawal distribution shall be reduced by the following percentage of his or her Capital Account balance as liquidated damages:

                 (a) If the  remaining  term  of this  Agreement  set  forth  in
Section 1.7 hereof or in any then current amendment to the Company's Articles of Organization exceeds 30 years, the amount of the reduction shall be 50%.

                 (b) If the  remaining  term  of this  Agreement  set  forth  in
Section 1.7 hereof or in any then current amendment to the Company's Articles of Organization exceeds 20 years, the amount of reduction shall be 45%; and

                 (c) If subparagraph (a) or (b) does not apply, the amount of reduction shall be 30%.

          Effective upon the receipt of the first installment of a withdrawal distribution on the date of liquidation, the withdrawn Member shall cease to own any Interest in the Company or to be entitled to any rights under Section 8.4 hereof.

                   ARTICLE IX: RESTRICTIONS ON TRANSFERABILITY

          9.1 RESTRICTION ON TRANSFERS. Each Member agrees and covenants not to sell, pledge, encumber or otherwise transfer or dispose of, and not to permit to be sold, encumbered, attached, or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (individually and collectively referred to herein as a "Transfer"), all or any portion of the Member's Interest now owned or hereafter acquired by such Member, except in accordance with and subject to the terms of this Agreement.

          9.2 GUM TECH'S OPTION TO ACQUIRE BDT'S INTEREST. Notwithstanding any other provision in this Agreement, Gum Tech will have an option to purchase BDT's Interest in the Company at Gum Tech's discretion at any time after (i) two years from the Effective Date of this Agreement, or (ii) the date on which cumulative sales of the Company's Products have exceeded $50,000,000. If Gum Tech exercises its option, Gum Tech shall issue Gum Tech stock to BDT in exchange for BDT's Interest in the Company. The fair market value of the shares of Gum Tech stock to be issued to BDT shall equal the fair market value of BDT's Interest in the Company at the time Gum Tech exercises its option. Prior to exercising its option under Section 9.2(i) or (ii), Gum Tech shall issue to BDT at least ninety (90) days written notice of its intention to exercise its option. In order to determine the fair market value of BDT's Interest, each Member shall appoint a qualified appraiser and such appraisers shall jointly appoint a third appraiser. Each appraiser shall determine the fair market value of BDT's Interest. In order to determine the fair market value of BDT's Interest in the Company, the value assigned by each appraiser shall be added together and the sum shall be divided by three to arrive at an average value. This determination of the value of BDT's Interest shall be conclusive and binding on the parties. Notwithstanding this Section 9.2, if after two years from the Effective Date of this Agreement, sales of the Company's Products have not exceeded $50,000,000 and Gum Tech desires to purchase BDT's Interest in the Company, then both Members shall agree to the fair market value of the Company. Each Member shall be liable for 100% of the costs incurred for the appraisal conducted by the qualified appraiser appointed by that Member and 50% of the costs incurred by the third qualified appraiser. The value of the shares of Gum Tech stock to be issued to BDT in consideration for acquiring BDT's Interest in the Company shall be determined by the average of the closing prices of Gum Tech's stock for the ten (10) day period ending on the fifth calendar day prior to the date of the notice given pursuant to Section 9.2(i) or (ii), whichever is applicable. In no event shall BDT have an option to acquire Gum Tech's Interest in the Company under this Section 9.2.

          9.3 RIGHTS OF ASSIGNEE. The purchaser or other transferee of a Member's Interest in the Company shall have only the right to receive the distributions and allocations of taxable income or loss to which the Member would have been entitled under this Agreement with respect to the transferred Interest and shall not have or enjoy any right to participate in the management of the Company, or to exercise any voting rights hereunder or to receive any financial information or reports relating to the Company or any other rights of a Member under the Act or this Agreement, unless and until the purchaser or transferee is admitted as a Member pursuant to Section 8.1 hereof.

                     ARTICLE X: DISSOLUTION AND TERMINATION

          10.1 DISSOLUTION. The Company shall be dissolved upon the first to occur of any of the following events:

                 (a) The unanimous written agreement of all Managers at any time;

                 (b) The entry of a decree of judicial dissolution under Section 29-785 of the Act;

                 (c) An administrative dissolution under section 29-786 of the Act;

                 (d) The  expiration  of the term of the  Company  set  forth in
Section 1.7 herein or such later date set forth in any then current amendment to the Company's Articles of Organization;

                 (e) the sale or disposition of all or substantially all the assets of the Company not in the ordinary course of business to any Person who is not a Member; and

                 (f) Any Withdrawal Event with respect to any Member, unless within 90 days following such Withdrawal Event, all of the remaining Members and all the Managers consent in writing to the continuation of the business of the Company.

Other than as provided in this Section 10.1, the Company shall not dissolve in the event of a Withdrawal Event.

          10.2 NOTICE OF WINDING UP. Promptly following the dissolution of the Company, unless the Company's business is to be continued pursuant to Section 10.1(f) hereof, the Managers (or such other Person designated by the Members) shall cause a Notice of Winding Up to be filed with the Arizona Corporation Commission in accordance with the Act.

          10.3 LIQUIDATION, WINDING UP AND DISTRIBUTION OF ASSETS. Unless the business of the Company is to be continued pursuant to Section 10.1(f) hereof, upon the unanimous consent of all the Managers, the Managers (or such other Person designated by the Members) shall proceed to liquidate the Company's assets and properties, discharge the Company's obligations, and wind up the Company's business and affairs as promptly as is consistent with obtaining the fair value thereof. The proceeds of liquidation of the Company's assets, to the extent sufficient therefor, shall be applied and distributed as follows:

                 (a) First, to the payment and discharge of all of the Company's debts and liabilities except those owing to Members or to the establishment of any reasonable reserves for contingent or unliquidated debts and liabilities;

                 (b) Second, to the payment of any accrued interest owing on any debts and liabilities owing to Members in proportion to the amount due and owing to each Member;

                 (c) Third, to the payment of outstanding principal amount owing on any debts and liabilities owing to Members in proportion to the amount due and owing to each Member;

                 (d) Fourth, any remaining proceeds up to $3,500,000 to Gum Tech less any cumulative distributions received by Gum Tech under Section 6.1; and

                 (e) Fifth, any remaining proceeds shall be distributed 60% to Gum Tech and 40% to BDT, subject to the restrictions in this Section 10.3(e). In the event Gum Tech fails to make its Initial Capital Contribution of $3,500,000 in cash to the Company as set forth in Section 2.1, any remaining proceeds under this Section 10.3(e) shall be distributed 50% to Gum Tech and 50% to BDT.

          10.4 DEFICIT CAPITAL ACCOUNTS. No Member shall have any obligation to contribute or advance any funds or other property to the Company by reason of any negative or deficit balance in such Member's Capital Account during or upon completion of winding up or at any other time.

          10.5 ARTICLES OF TERMINATION. When all of the remaining property and assets have been applied and distributed in accordance with Section 10.3 hereof, the Managers (or such other Person designated by the Members) shall cause Articles of Termination to be executed and filed with the Arizona Corporation Commission in accordance with the Act.

          10.6 RETURN OF CONTRIBUTION NON-RECOURSE TO OTHER MEMBERS. Except as provided by law, upon dissolution, each Member shall look solely to the assets of the Company for the return of his, her or its Capital Contributions. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash or other property contribution of one or more Members or assignees, such Member(s) shall have no recourse against any other Member.

          10.7 IN KIND DISTRIBUTIONS. A Member shall have no right to demand and receive any distribution from the Company in any form other than cash. However, a Member may be compelled to accept a distribution of an asset in kind if the Company is unable to dispose of all of its assets for cash.

          10.8 INCLUSION OF AN ASSIGNEE. For purposes of this Article X, the term "Member" shall include an assignee.

                             ARTICLE XI: ARBITRATION

          11.1 BINDING ARBITRATION. The Members agree that all controversies and claims of any nature arising directly or indirectly out of this Agreement must be arbitrated under the Commercial Arbitration Rules of the American Arbitration Association. For all controversies and claims brought by Gum Tech arising directly or indirectly out of this Agreement, the arbitration will occur in the City of Los Angeles, Los Angeles County, California pursuant to the Federal Arbitration Act, 9 U.S.C. Section 1, ET. SEQ. For all controversies and claims brought by BDT arising directly or indirectly out of this Agreement, the arbitration will occur in the City of Phoenix, Maricopa County, Arizona pursuant to the Federal Arbitration Act, 9 U.S.C. Section 1 ET. SEQ. As provided in
Section 12.2, the substantive law of the State of Arizona shall govern the resolution of disputes and the enforcement of rights pursuant to this Agreement.

          11.2 ARBITRATION PANEL. A single arbitrator shall have the power to render a maximum award of $50,000. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party. No arbitrator may grant any relief that would not be available pursuant to Arizona law.

          11.3 SERVICE OF PROCESS Service of process may be made by any means authorized by applicable law and arbitration rules.

          11.4 FORM OF AWARD. Any award by the arbitrator(s) shall be supported by written findings of fact, conclusions of law and a calculation of how damages, if any, were calculated. Any award not so supported shall be null and void.

          11.5 ATTORNEYS' FEES AND COSTS. The prevailing party in any arbitration or court action arising hereunder shall be awarded its reasonable attorneys' fees, expenses including expert witness fees, and costs, such amounts to be determined by the arbitrator(s).

          11.6 ENTRY AND REVIEW OF AWARD. Judgment may be entered on any award made by the arbitrator(s) by the United States District Court, District of Arizona, or, in the event that court lacks jurisdiction to do so by any other court of competent jurisdiction. Upon review by the applicable court, the award may be vacated, remanded, modified or corrected where (i) the award is contrary to the terms of this Agreement, (ii) the award is otherwise contrary to Arizona law, (iii) the award is contrary to the authority granted to the arbitrators under this Article XI, or (iv) on such terms as are provided for in the Federal Arbitration Act.


                      ARTICLE XII: MISCELLANEOUS PROVISIONS

          12.1 NOTICES. Except as otherwise provided herein, any notice, demand, or communication required or permitted to be given to a Member by any provision of this Agreement shall be deemed to have been sufficiently given or served for all purposes if (i) delivered personally to the Member or to an executive officer of the Member to whom the same is directed or (ii) sent by registered or certified mail, postage and charges prepaid, addressed to the Member's address which is set forth in this Agreement. Except as otherwise provided herein, any such notice shall be deemed to be given on the date which is two days from the date the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid.

          12.2 APPLICATION OF ARIZONA LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona.

          12.3 WAIVER OF ACTION FOR PARTITION. Each Member irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to the property of the Company.

          12.4 AMENDMENTS. This Agreement may not be amended except with the unanimous written consent of all Managers.

          12.5 EXECUTION OF ADDITIONAL INSTRUMENTS. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney, and other instruments necessary to effectuate the terms of this Agreement or to comply with any laws, rules, or regulations.

          12.6 HEADINGS. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

          12.7 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid, illegal, or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

          12.8 CREDITORS AND OTHER THIRD PARTIES. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or by other third parties.

          12.9 COUNTERPARTS. This Agreement may be executed in counterparts.

          12.10 ENTIRE AGREEMENT. This Agreement contains all the agreements between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter hereof. No oral understandings, oral statements, oral promises or oral inducements exist. No representations, warranties, covenants or conditions, express or implied, whether by statute or otherwise, other than as set forth herein, have been made by the parties hereto.

          Executed as of the date first above written.

                                   GUM TECH INTERNATIONAL INC., a Utah
                                   corporation

                                   By:_______________________________________
                                   Its:  President


                                   BIO DELIVERY TECHNOLOGIES, INC., a
                                   California corporation


                                   By:_______________________________________
                                   Its: CEO

                                    EXHIBIT A

                              SCHEDULE OF MANAGERS



MANAGERS DESIGNATED BY GUM TECH


         1)   Walter Brown Russell, III

         2)   William J. Hemelt



MANAGERS DESIGNATED BY BDT

         1)   R. Steven Davidson

         2)   Charles B. Hensley

                                    EXHIBIT B

                               SCHEDULE OF MEMBERS




    Member                 Address                 Initial Percentage Interest
--------------------------------------------------------------------------------
Gum Tech           246 E. Watkins Street                       60%
                   Phoenix, Arizona 85004
--------------------------------------------------------------------------------
BDT                6430 Variel Avenue                          40%
                   Suite 102B
                   Woodland Hills, CA, 91367
--------------------------------------------------------------------------------

                                    EXHIBIT C

                    DESCRIPTION OF THE INTELLECTUAL PROPERTY





PATENT APPLICATIONS

U.S. Patent Application No. 09/145,042, filed September 1, 1998, by Robert S. Davidson, Gary S. Kehoe, and Lawrence S. Kaye, for Method and Composition for Delivering Zinc to the Nasal Membrane

TRADEMARKS AND SERVICE MARKS

GELTECH

ZICAM

ZINULLOSE

                                    EXHIBIT D

                              REIMBURSABLE EXPENSES



Gum Tech shall be reimbursed $370,848 and BDT shall be reimbursed $183,037, for Reimbursable Expenses incurred prior to March 31, 1999. In addition, each member will be reimbursed for expenses incurred subsequent to March 31, 1999 and prior to the date of execution of this Agreement. Any amounts to be reimbursed will be subject to audit and approval by a Majority of the Managers, which must include the approval of at least one Manager designated by Gum Tech and at least one Manager designated by BDT.

                                    EXHIBIT E

           INDEPENDENT PUBLIC ACCOUNTANT TO AUDIT FINANCIAL STATEMENTS
                                 FOR FISCAL YEAR


The independent public accountant agreed upon by the parties to audit the financial statements for each fiscal year shall be Angell & Deering, LLP.

                                    EXHIBIT F

                         INITIAL OFFICERS OF THE COMPANY


As of the date of this Agreement, the initial Officers of the Company are as follows:


POSITION                                              NAME
--------                                              ----

Chief Executive Officer                          R. Steven Davidson

President                                        Hank Landau

Chief Operating Officer                          Larry Kaye

Executive Vice President and
Chief of Research and Scientific
Affairs                                          Charles B. Hensley

                                   APPENDIX A


                  A.1 ACCOUNTING DEFINITIONS. The following terms, which are used predominantly in this Appendix A, shall have the meanings set forth below for all purposes under this Agreement:

                            "ADJUSTED   CAPITAL  ACCOUNT  BALANCE"  means,  with
respect to any Member, the balance of such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                                    (a)  Credit  to  such  Capital  Account  any
                  amounts which such Member is obligated to restore pursuant to this Agreement or as determined pursuant to Regulations
                  Section 1.704-1(b)(2)(ii)(C), or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                                    (b) Debit to such Capital  Account the items
                  described   in   clauses   (4),   (5)  and   (6)  of   Section
                  1.704-1(b)(2)(ii)(D) of the Regulations.

The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(D) of the Regulations and shall be interpreted consistently therewith.

                  "BOOK VALUE" means, with respect to any asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

                                    (a) The  initial  Book  Value  for any asset
                  (other than money) contributed by a Member to the Company shall be the gross fair market value of such asset, as agreed upon by the Manager at the time of such contribution;

                                    (b) The  Book  Value of all  Company  assets
                  shall be adjusted to equal their respective gross fair market values, as reasonably determined by the Manager as of the following times: (i) the acquisition of an additional Interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of cash or property as consideration for an Interest in the Company, if (in any such event) such adjustment is necessary or appropriate, in the reasonable judgment of the Manager, to reflect the relative economic interests of the Members in the Company; or (iii) the liquidation of the Company for Federal income tax purposes pursuant to Regulations section 1.704-1(b)(2)(ii)(G); PROVIDED, however, that, if a Member, or former Member whose Interest in the Company is being purchased or liquidated does not accept the  proposed  adjustment  to the Book  Value of any  asset or assets, then such adjustment shall be determined by the following procedure: the disagreeing Members shall each select a qualified appraiser. Unless the same person is selected, the two appraisers shall then jointly nominate a third, neutral qualified appraiser, who shall determine the appropriate adjustment and whose determination shall be final and conclusive on the parties;

                                    (c) The  Book  Value  of any  Company  asset
                  distributed to any Member shall be adjusted to equal its gross fair market value on the date of distribution;

                                    (d) The Book Values of the Company's  assets
                  shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation Section 1.704-1(b)(2)(iv)(M) and Section A.2(g) hereof; provided, however, that Book Values shall not be adjusted pursuant to this subsection (d) to the extent that an adjustment pursuant to subsection (b) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d); and

                                    (e) If the Book  Value of an asset  has been
                  determined or adjusted pursuant to subsection (a), (b) or (d) above, such Book Value shall thereafter be adjusted by the Depreciation taken into account from time to time with respect to such asset for purposes of computing Profits and Losses.

                  "CAPITAL ACCOUNT" means, with respect to any Member or other owner of an Interest in the Company, the Capital Account maintained for such Person in accordance with the following provisions:

                                    (a) To each such  Person's  Capital  Account
                  there shall be credited such Person's Capital Contributions, such Person's distributive share of Profits and any items in the nature of income or gain that are specially allocated pursuant to Sections A.2 and A.3 hereof, and the amount of any Company liabilities assumed by such Person (excluding assumed liabilities that have been taken into account in computing the Net Asset Value of any Company property distributed to such Person);

                                    (b) To each such  Person's  Capital  Account
                  there shall be debited the amount of cash and the Net Asset Value of any Company property distributed to such Person pursuant to any provision of this Agreement, such Person's distributive share of Losses, and any items in the nature of expenses or losses that are specially allocated pursuant to Sections A.2 and A.3 hereof, and the amount of any liabilities of such Person assumed by the Company (excluding assumed liabilities that were taken into account in computing the Net Asset Value of any property contributed by such Person to the Company);

                                    (c) In the event any Interest in the Company
                  is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest;

                                    (d)  Section  752(c)  of the  Code  shall be
                  applied in determining the amount of any liabilities taken into account for purposes of this definition of "Capital Account"; and

                                    (e) The foregoing  provisions  and the other
                  provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Sections 1.704-1(b) and 1.704-2 of the Regulations and shall be interpreted and applied in a manner consistent with such Regulations. The Manager may modify the manner of computing the Capital Accounts or any debits or credits thereto (including debits or credits relating to liabilities that are secured by contributed or distributed property or that are assumed by the Company or any Member) in order to comply with such Regulations, provided that any such modification is not likely to have a material effect on the amounts distributable to any Member pursuant to Section 10.3 hereof upon the dissolution of the Company. Without limiting the generality of the preceding sentence, the Manager shall make any adjustments that are necessary or appropriate to maintain equality between the aggregate sum of the Capital Accounts and the amount of capital reflected on the balance sheet of the Company, as determined for book purposes in accordance with Section 1.704-1(b)(2)(iv)(G) of the Regulations. The Manager shall also make any appropriate modifications if unanticipated events (for example, the availability of investment tax credits) might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

                  "COMPANY  MINIMUM  GAIN"  has the  same  meaning  as the  term
"partnership   minimum  gain"  under  Regulations   Section  1.704-2(d)  of  the
Regulations.

                  "DEPRECIATION" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Book Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Book Value as the Federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if such depreciation, amortization or other cost recovery deductions with respect to any such asset for Federal income tax purposes is zero for any Fiscal Year, Depreciation shall be determined with reference to the asset's Book Value at the beginning of such year using any reasonable method selected by the Manager.

                  "MEMBER NONRECOURSE DEBT" has the same meaning as the term "partner nonrecourse debt" under Section 1.704-2(b)(4) of the Regulations.

                  "MEMBER NONRECOURSE DEBT MINIMUM GAIN" has the same meaning as the term "partner nonrecourse debt minimum gain" under Section 1.704-2(i)(2) of the Regulations and shall be determined in accordance with Section 1.704-2(i)(3) of the Regulations.

                  "MEMBER NONRECOURSE DEDUCTIONS" has the same meaning as the term "partner nonrecourse deductions" under Regulations Section 1.704-2(i)(1). The amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for each Fiscal Year of the Company equals the excess (if any) of the net increase (if any) in the amount of Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt during such Fiscal Year over the aggregate amount of any distributions during such Fiscal Year to the Member that bears the economic risk of loss for such Member Nonrecourse Debt to the extent that such distributions are from the proceeds of such Member Nonrecourse Debt which are allocable to an increase in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with
Section 1.704-2(i)(2) of the Regulations.

                  "NET ASSET VALUE" means, with respect to any asset (other than money) contributed by a Member to the Company's capital or distributed by the Company to any Member, the amount by which the gross fair market value of such asset, as determined by the Members at the time of such contribution or distribution, exceeds the total monetary obligations then secured by such asset or otherwise assumed by the transferee at the time of such contribution or distribution. In the case of contributed services, if any, the Net Asset Value shall be equal to the value thereof as determined by the Members at the time of the contribution.

                  "NONRECOURSE DEBT" or "NONRECOURSE LIABILITY" has the same meaning as the term "nonrecourse liability" under Section 1.704-2(b)(3) of the Regulations.

                  "NONRECOURSE DEDUCTIONS" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations. The amount of Nonrecourse Deductions for a Company Fiscal Year equals the excess (if any) of the net increase (if any) in the amount of Company Minimum Gain during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year of proceeds of a Nonrecourse Debt that are allocable to an increase in Company Minimum Gain, determined according to the provisions of Section 1.704-2(c) of the Regulations.

                  "PROFITS" or "LOSSES" means, for each Fiscal Year or other period, the taxable income or taxable loss of the Company as determined under Code Section 703(a) (including in such taxable income or taxable loss all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code) with the following adjustments:

                            (a) All  items  of gain or loss  resulting  from any
                  disposition of the Company's property shall be determined upon the basis of the Book Value of such property rather than the adjusted tax basis thereof;

                            (b) Any income of the  Company  that is exempt  from
                  Federal income tax shall be added to such taxable income or loss;

                            (c) Any expenditures of the Company that are described in Code Section 705(a)(2)(B), or treated as such pursuant to Regulations Section 1.704-1(b)(2)(iv)(I), and that are not otherwise taken into account in the computation of taxable income or loss of the Company, shall be deducted in the determination of Profits or Losses;

                            (d) If  the  Book  Value  of any  Company  asset  is
                  adjusted pursuant to subsection (b) or (c) of the definition of "Book Value" set forth in this Appendix A, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses unless such gain or loss is specially allocated pursuant to Section A.2 hereof;

                            (e) In lieu of the depreciation,  amortization,  and
                  other cost recovery deductions taken into account in determining such taxable income or loss, there shall be deducted Depreciation, computed in accordance with the definition of such term in this Appendix A; and

                            (f) Notwithstanding any of the foregoing provisions,
                  any items that are specially allocated pursuant to Section A.2 or A.3 hereof shall not be taken into account in computing Profits or Losses.

                  A.2 SPECIAL ALLOCATIONS. The allocation of Profits and Losses for each Fiscal Year shall be subject to the following special allocations in the order set forth below

                            (a) MEMBER  MINIMUM GAIN  CHARGEBACK.  If there is a
                  net decrease in Company Minimum Gain for any Fiscal Year, each Member shall be specially allocated items of income and gain for such year (and, if necessary, for subsequent years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain during such year, determined in accordance with Regulations Section 1.704-2(g)(2). Allocations pursuant to the preceding sentence shall be made among the Members in proportion to the respective amounts required to be allocated to each of them pursuant to such Regulation. The items to be so allocated shall be determined in accordance with Regulations Section

                  1.704-2(f)(6). Any special allocation of items of Company income and gain pursuant to this Section A.2(a) shall be made before any other allocation of items under this Appendix A. This Section A.2(a) is intended to comply with the "minimum gain chargeback" requirement in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

                            (b) MEMBER NONRECOURSE DEBT MINIMUM GAIN CHARGEBACK.
                  If there is a net decrease during a Fiscal Year in the Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt, then each Member with a share of the Member Nonrecourse Debt Minimum Gain attributable to such debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of income and gain for such year (and, if necessary, subsequent years) an amount equal to such Member's share of the net decrease in the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the preceding sentence shall be made among the Members in proportion to the respective amounts to be allocated to each of them pursuant to such Regulation. Any special allocation of items of income and gain pursuant to this Section A.2(b) for a Fiscal Year shall be made before any other allocation of Partnership items under this Appendix A, except only for special allocations required under Section A.2(a) hereof. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section A.2(b) is intended to comply with the provisions of Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                            (c) QUALIFIED INCOME OFFSET.  If any Member receives
                  any adjustments, allocations, or distributions described in clauses (4), (5) or (6) of Regulations Section
                  1.704-1(b)(2)(ii)(D), items of income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate as quickly as possible, to the extent required by such Regulation, any deficit in such Member's Adjusted Capital Account Balance, such balance to be determined after all other allocations provided for under this Appendix A have been tentatively made as if this Section A.2(c) were not in this Agreement.

                            (d) GROSS INCOME ALLOCATION. In the event any Member
                  has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount (if any) such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704- 2(i)(5) of the
                  Regulations, each such Member shall be specially allocated items of income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section A.2(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such

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                  sum after all other allocations  provided for in this Appendix
                  A have been made as if Section A.2(c) hereof and this Section A.2(d) were not in the Agreement.

                            (e) NONRECOURSE  DEDUCTIONS.  Nonrecourse Deductions
                  for any Fiscal Year or other period shall be specially allocated to the Members in proportion to their Percentage Interests.

                            (f)   MEMBER    NONRECOURSE    DEDUCTIONS.    Member
                  Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated, in accordance with Regulations
                  Section 1.704-2(i)(1), to the Member or Members who bear the economic risk of loss for the Member Nonrecourse Debt to which such deductions are attributable.

                            (g) CODE SECTION 754  ADJUSTMENTS.  To the extent an
                  adjustment to the adjusted tax basis of any Company asset under Code Section 734(b) or 743(b) is required to be taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(M), the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

                  A.3 CURATIVE ALLOCATIONS. The allocations set forth in subsections (a) through (g) of Section A.2 hereof ("Regulatory Allocations") are intended to comply with certain requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding any other provisions of this Appendix A (other than the Regulatory Allocations and the next two following sentences), the Regulatory Allocations shall be taken into account in allocating other Profits, Losses and items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other Profits, Losses and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred. For purposes of applying the preceding sentence, Regulatory Allocations of Nonrecourse Deductions and Member Nonrecourse Deductions shall be offset by subsequent allocations of items of income and gain pursuant to this Section A.3 only if and to the extent that: (a) the Manager reasonably determines that such Regulatory Allocations are not likely to be offset by subsequent allocations under Section A.2(a) or Section A.2(b) hereof, and (b) there has been a net decrease in Company Minimum Gain (in the case of allocations to offset prior Nonrecourse Deductions) or a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt (in the case of allocations to offset prior Member Nonrecourse Deductions). The Manager shall apply the provisions of this Section A.3, and shall divide the allocations hereunder among the Members, in such manner as will minimize the economic distortions upon the distributions to the Members that might otherwise result from the Regulatory Allocations.

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
                  A.4       GENERAL ALLOCATION RULES.

                            (a) Generally,  all Profits and Losses  allocated to
                  the Members shall be allocated among them in proportion to their Percentage Interests, except as otherwise specifically provided under the terms of this Agreement. In the event Members are admitted to the Company pursuant to this Agreement on different dates during any Fiscal Year, the Profits (or Losses) allocated to the Members for each such Fiscal Year shall be allocated among the Members in proportion to the Percentage Interests that each Member holds from time to time during such Fiscal Year in accordance with Code Section 706, using any convention permitted by law and selected by the Managing Member.

                            (b) For purposes of determining the Profits,  Losses
                  or any other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the Manager using any method permissible under Code Section 706 and the Regulations thereunder.

                            (c) For purposes of determining the Members' proportionate shares of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), their respective interests in Member Profits shall be in the same proportions as their Percentage Interests.

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